NEWS RELEASE
                                                   FOR RELEASE IMMEDIATELY
                                                   Contact:  Paul Frenkiel, CFO
                                                   (215) 735-4422  ext. 255



                          REPUBLIC FIRST BANCORP, INC.
                         REPORTS SECOND QUARTER EARNINGS

         Philadelphia, PA, July 21, 2003 - Republic First Bancorp, Inc. (NASDAQ:FRBK), the holding company for Republic First Bank, (PA) and First Bank of Delaware (DE) today reported second quarter 2003 earnings of $1.2 million or $0.17 earnings per diluted share compared to $921,000 or $0.14 per diluted share for the comparable prior year period. The 2003 quarter reflected a $.02 per share after tax charge for costs related to the consolidation of staff positions in several departments. Average core deposits in second quarter 2003 also grew by approximately 19% compared to the comparable prior year quarter. Notwithstanding the historically low interest rate environment, which caused record levels of commercial loan pay offs, the Company has maintained its pricing and underwriting disciplines and recorded 6% average commercial loan growth between the second quarters of 2003 and 2002.


         The Company remains well capitalized, as Tier 1 leverage capital and total risk-based capital at June 30, 2003 stood at 8.88% and 14.35%, respectively. Total shareholders' equity stood at $54.0 million with a book value per share of $8.31 at June 30, 2003, based on outstanding common shares of approximately 6.5 million.

          Republic First Bank (PA) and First Bank of Delaware (DE) are full-service, state-chartered commercial banks that are members of the Federal Reserve System and whose deposits are insured by the Federal Deposit Insurance Corporation (FDIC). The Banks provide diversified financial products through their twelve offices located in Abington, Ardmore, Bala Cynwyd, East Norriton and Philadelphia, Pennsylvania and Wilmington, Delaware.

         The Company may from time to time make written or oral "forward-looking statements", including statements contained in the Company's filings with the Securities and Exchange Commission. These forward-looking statements include statements with respect to the Company's beliefs, plans, objectives, goals, expectations, anticipations, estimates, and intentions that are subject to significant risks and uncertainties and are subject to change based on various factors, many of which are beyond the Company's control. The words "may", "could", "should", "would", "believe", "anticipate", "estimate", "expect", "intend", "plan", and similar expressions are intended to identify forward-looking statements. All such statements are made in good faith by the Company pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. The Company does not undertake to update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of the Company.


                                      # # #


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Attachment #1

 Republic First Bancorp, Inc.
 Condensed Income Statement
 (Dollar amounts in thousands
     except per share data)
                                                                      Three Months Ended                Six Months Ended
                                                                           June 30,                       June 30,
                                                              2003           2002                   2003              2002
                                                         ------------------------------       --------------------------------

 Net Interest Income                                         $ 8,293           $ 6,142             $ 17,393          $ 12,142
 Provision for Loan Losses                                     2,286             1,248                5,698             2,529
 Other Income                                                    497             1,069                1,392             2,004
 Other Expenses                                                4,770             4,558                9,376             8,862
 Income Taxes                                                    583               484             $  1,267             $ 946
                                                         ------------    --------------       --------------     -------------
 Net Income                                                  $ 1,151           $   921             $  2,444          $  1,809
                                                         ============    ==============       ==============     =============

 Basic EPS                                                   $  0.18           $  0.15             $   0.38          $   0.29
                                                         ------------    --------------       --------------     -------------
 Diluted EPS                                                 $  0.17           $  0.14             $   0.37          $   0.28
                                                         ------------    --------------       --------------     -------------

 Republic First Bancorp, Inc.
 Condensed Balance Sheet
 (Dollar amounts in thousands)

 Assets                                                   June 30      December 31        June 30
                                                           2003           2002             2002
                                                         --------       ---------       ---------

Federal Funds Sold and Other Interest Bearing Cash      $  73,014       $  58,924       $  35,577
Investment Securities                                      62,589          91,519         114,303
Commercial and Other Loans                                466,196         463,689         476,251
Allowance for Loan Losses                                  (7,876)         (6,642)         (6,807)
Other Assets                                               64,963          40,202          37,084
                                                        ---------       ---------       ---------

Total Assets                                            $ 658,886       $ 647,692       $ 656,408
                                                        =========       =========       =========

Liabilities and Shareholders' Equity:
Transaction Accounts                                    $ 276,553       $ 233,060       $ 223,123
Time Deposit Accounts                                     186,364         223,242         242,800
FHLB Advances and Trust Preferred Securities              131,000         131,000         131,000
Other Liabilities                                          11,008           9,114           9,426
Shareholders' Equity                                       53,961          51,276          50,059
                                                        ---------       ---------       ---------
Total Liabilities and Shareholders' Equity              $ 658,886       $ 647,692       $ 656,408
                                                        =========       =========       =========

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Attachment #2

Republic First Bancorp, Inc.
June 30, 2003

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                                                             At or For the
                                                          Three Months Ended
                                        ---------------------------------------------------
                                              June 30,                     June 30,
Financial Data:                                 2003                         2002
                                        ---------------------        ----------------------

Return on average assets                        0.69         %               0.56          %

Return on average equity                        8.58         %               7.65          %

Share information:

Book value per share                           $8.31                         $8.05

Shares o/s at period end                               6,492,000                      6,199,000

Average diluted shares o/s                             6,771,000                      6,487,000

Leverage capital ratio                          8.88         %               8.38          %

Total risk based capital ratio                 14.35         %               14.25         %



                                                             At or For the
                                                           Six Months Ended
                                        ---------------------------------------------------
                                              June 30                       June 30
Financial Data:                                 2003                         2002
                                        ---------------------        ----------------------
Return on average assets                        0.74         %               0.55          %

Return on average equity                        9.26         %               7.64          %

Shares o/s at period end                               6,492,000                      6,192,000

Average diluted shares o/s                             6,623,000                      6,456,000




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Attachment #3

Republic First Bancorp, Inc.
Press release 6/30/03
(Dollars in thousands except per share data)

Credit Quality Ratios:
                                                             At or for the
                                               Six months                Twelve mos.               Six months
                                                  ended                     ended                    ended
                                                 Jun. 30                   Dec 31,                   Jun. 30
                                                   2003                      2002                      2002
                                            ------------------      ----------------------      -----------------

Non-accrual and loans accruing,
but past due 90 days or more                          $ 8,268                     $ 7,023                $ 9,735

Restructured loans                                          -                           -                      -
                                            ------------------      ----------------------      -----------------

Total non-performing loans                              8,268                       7,023                  9,735

OREO                                                    1,015                       1,015                  1,858
                                            ------------------      ----------------------      -----------------

Total non-performing assets                           $ 9,283                     $ 8,038               $ 11,593
                                            ==================      ======================      =================

Non-performing loans as
a percentage of total loans                             1.77%                       1.51%                  2.04%

Nonperforming assets as
a percentage of total assets                            1.41%                       1.24%                  1.77%

Allowance for loan losses
to total loans                                          1.68%                       1.42%                  1.43%

Allowance for loan losses
to total non-performing loans                          94.96%                      94.57%                 69.93%


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Attachment #4

Republic First Bancorp, Inc.
Press release 6/30/03
(Dollars in thousands )

                                                                               Quarter-to-Date
                                                                             Average Balance Sheet
                                                               -------------------------------------------------------

                                                     Three months ended                               Three months ended
                                                       June 30, 2003                                     June 30, 2002
                                               -------------------------------             -----------------------------------------

                                                                  Average                                                   Average
Interest-Earning Assets:             Average                       Yield/                    Average                         Yield/
                                     Balance       Interest        Cost                      Balance          Interest       Cost
                                  ------------   -----------    -----------               -------------    ------------   ----------
 Commercial and other loans         $463,733      $ 11,543          9.98 %                   $467,343          $  9,387      8.05 %

 Investment securities                67,323           746          4.44                      111,265             1,625      5.84

 Federal funds sold                   84,876           264          1.25                       50,909               224      1.76
                                    --------      --------      -----------                   --------         --------   ----------

 Total interest-earning assets       615,932        12,553          8.17                      629,517            11,236      7.15

 Other assets                         46,782        25,516

 Total assets                       $662,714      $ 12,553                                   $655,033        $   11,236
                                 ===========      ========                                  ==========        ==========

 Interest-bearing liabilities:


 Interest-bearing deposits          $393,198      $  2,212          2.26 %                   $410,017          $  2,997      2.93 %

 Borrowed funds                      131,033         2,048          6.27                      134,212             2,097      6.27
                                    --------      --------      -----------                  --------          --------   ----------


 Other liabilities                   524,231         4,260          3.26                      544,229             5,094      3.75
                                    --------      --------      -----------                  --------          --------   ----------

 Non-interest and
 interest-bearing funding            596,167         4,260          2.87                      599,482             5,094      3.41


 Other liabilities:                   12,876                                                    7,351
                                    --------                                               ----------

 Total liabilities                   609,043                                                  606,833
                                    --------                                               ----------

 Shareholder's equity                 53,671                                                   48,200

 Total liabilities &
 shareholder's equity               $662,714                                                 $655,033
                                    ========                                               ==========

 Net interest income                              $  8,293                                                     $  6,142
                                                  ========                                                   ==========

 Interest rate spread                                             5.31 %                                                   3.75 %
                                                                ========                                               ==========

 Net interest margin                                              5.40 %                                                   3.91 %
                                                                ========                                               ==========



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Attachment #5

Republic First Bancorp, Inc.
Press release 6/30/03
(Dollars in thousands)
                                                                            Year to Date
                                                                       Average Balance Sheet
                                                          --------------------------------------------------------------

                                                 Six months ended                                  Six months ended
                                                   June 30, 2003                                     June 30, 2002
                                     -----------------------------------------------------------------------------------------------
                                                                   Average                                              Average
Interest-Earning Assets:            Average                         Yield/          Average                             Yield/
                                    Balance        Interest          Cost           Balance      Interest               Cost
                                --------------   -----------     -----------      ----------   ------------           ------------

Commercial and Other Loans         $474,606      $ 23,876          10.14 %          $467,253      $ 18,920               8.16 %

Investment securities                76,158         1,745           4.58             115,785         3,371               5.82

Federal funds sold                   76,512           492           1.30              45,162           393               1.75
                                   --------      --------      -----------          --------      --------             -----------

Total interest-earning assets       627,276        26,113           8.39             628,200        22,684               7.27

Non-interest-earning assets          40,469        31,128

Total Assets                       $667,745      $ 26,113                           $659,328    $   22,684
                                 ===========      ========                          ========    ==========

Interest-bearing liabilities:

Interest-bearing deposits          $395,898      $  4,631           2.36 %          $403,468      $  6,225               3.11 %

Borrowed funds                      132,959         4,089           6.20             140,235         4,317               6.21
                                   --------      --------      -----------          --------      --------              ------------

Total interest-bearing
liabilities                         528,857         8,720           3.33             543,703        10,542               3.91
                                   --------      --------      -----------          --------      --------              ------------

Cost of funds                       603,412         8,720           2.91             601,875        10,542               3.53

Non-interest-
bearing liabilities:                 11,105                                            9,796
                                    --------                                      ----------

Total liabilities                   614,517                                          611,671
                                    --------                                      ----------

Shareholder's Equity                 53,228                                           47,657

Total liabilities &
Shareholder's Equity               $667,745                                         $659,328
                                   ========                                       ==========

Net interest income                              $ 17,393                                         $ 12,142
                                                 ========                                       ==========

Interest rate spread                                                5.47 %                                               3.74 %
                                                                  ========                                              ==========

Net interest margin                                                 5.58 %                                               3.88 %
                                                                  ========                                              ==========

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